U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 29, 2010
AMB PROPERTY CORPORATION
AMB PROPERTY, L.P.
(Exact name of registrant as specified in its charter)

Maryland (AMB Property	001-13545 (AMB Property	94-3281941 (AMB Property
Corporation)	Corporation)	Corporation)
Delaware (AMB Property, L.P.)	001-14245 (AMB Property, L.P.)	94-3285362 (AMB Property, L.P.)

(State or other jurisdiction of	(Commission file number)	(I.R.S. employer identification
incorporation)		number)
Pier 1, Bay 1, San Francisco, California 94111
(Address of principal executive offices) (Zip code)
415-394-9000
(Registrant’s telephone number, including area code)
n/a
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On November 29, 2010, AMB Property, L.P. (“we” or “us”) entered into an unsecured term loan credit agreement for €153,711,023.28. AMB Property Corporation, our sole general partner, is a guarantor of our obligations under the credit facility. The new credit facility is with HSBC Bank USA, National Association, as administrative agent, Credit Agricole Corporate and Investment Bank, as syndication agent, HSBC Securities, Inc. and Credit Agricole Corporate and Investment Bank, as joint lead arrangers and joint bookrunners, Morgan Stanley Senior Funding, Inc., as documentation agent, and a syndicate of other banks. The credit facility allows us, and any other entity controlled, directly or indirectly, by us and which we have elected to add as a qualified borrower from time to time, to borrow loans.
     The credit facility matures on November 29, 2015. We have the ability to increase available borrowings up to €256,185,038.79 by adding additional banks to the facility or obtaining the agreement of existing banks to increase their commitments. The rate on the borrowings will generally be EURIBOR plus a margin which is based on the current credit rating of our long-term debt and is currently 200 basis points. The credit agreement contains customary and other affirmative covenants, including financial reporting requirements and maintenance of specified financial ratios by us, and negative covenants, including limitations on mergers or consolidations. In addition, the credit agreement includes customary events (including without limitation a non-payment under the loan, a breach of warranties and representations in any material respect, and non-compliance with covenants by us, any qualified borrower and AMB Property Corporation as guarantor), as well as certain other additional events (including without limitation a change in the majority of the board of directors of AMB Property Corporation during any 12-month period or the acquisition by a person or group of 30% or more of the common stock of AMB Property Corporation), each of which, if not cured within the time period, if any, specified in the credit agreement would constitute an event of default. Upon the occurrence and continuance of such events of default, the lenders may elect to accelerate the outstanding principal and accrued and unpaid interest under the credit facility. Further, outstanding principal and accrued and unpaid interest thereon automatically accelerate upon the occurrence of certain other events of default, including without limitation and as described more fully in the credit agreement, the commencement of any voluntary or involuntary proceeding seeking liquidation, reorganization or other relief of our debts or the debts of AMB Property Corporation under any bankruptcy, insolvency or other similar law, or we or AMB Property Corporation seek at any time to repudiate our obligations under the credit agreement or any related document.
     A copy of the credit agreement, the guaranty by AMB Property Corporation and the qualified borrower guaranty by AMB Property, L.P. are attached hereto as Exhibit 10.1, 10.2 and 10.3, respectively, and are incorporated into this current report by reference.
     On December 1, 2010, AMB Japan Finance Y.K., a Japan tokurei yugen kaisha and our subsidiary, which is Yen functional, as the initial borrower, and we and our general partner, AMB Property Corporation, a Maryland corporation, as guarantors, entered into a second amended and restated revolving credit agreement for a JPY45 billion unsecured revolving credit facility that replaced our then existing JPY55 billion unsecured revolving credit facility executed on June 23, 2006 (as previously amended, the “existing credit agreement”). The second amended and restated credit facility is with Sumitomo Mitsui Banking Corporation, as administrative agent and sole lead arranger and bookrunner, and a syndicate of other banks. All outstanding loans under the existing credit agreement were continued under the second amended and restated credit agreement.
     The second amended and restated credit facility matures on March 1, 2014 and may be extended at our option for one year, subject to satisfaction of certain conditions and the payment of an extension fee equal to 0.35% of the outstanding commitments. We have the ability to increase available borrowings up to JPY65 billion by adding additional banks to the facility or obtaining the agreement of existing banks to increase their commitments. The rate on the borrowings will generally be Yen LIBOR plus a margin which is based on the current credit rating of our long-term debt and is currently 185 basis points. In addition, there is an annual facility fee, which is based on the credit rating of our long-term debt, and is currently 35 basis points. The second amended and restated credit facility also allows us, and any other entity controlled, directly or indirectly, by us and which we have elected to add as a qualified borrower from time to time, to borrow loans. The second amended and restated credit agreement contains customary and other affirmative covenants, including financial reporting requirements and maintenance of specified financial ratios by us and negative covenants, including limitations on mergers or consolidations. In addition, the second amended and restated credit agreement includes customary events (including without limitation a non-payment under the loan, a breach of warranties and representations in any material respect, and non-compliance with covenants by us, any qualified borrower and AMB Property Corporation as guarantor), as well as certain other additional events (including without limitation a change in the majority of the board of directors of AMB Property Corporation during any 12-month period or the acquisition by a person or group of 30% or more of the common stock of AMB Property Corporation), each of which, if not cured within the time period, if any, specified in the second amended and restated credit agreement would constitute an event of default. Upon the occurrence and continuance of such events of default, the lenders may elect to accelerate the outstanding principal and accrued and unpaid interest under the second amended and restated credit facility. Further, outstanding principal and accrued and unpaid interest thereon automatically accelerate upon the occurrence of certain other events of default, including without limitation and as described more fully in the second amended and restated credit agreement, the commencement of any voluntary or involuntary proceeding seeking liquidation, reorganization or other relief of our debts or the debts of AMB Property Corporation under any bankruptcy, insolvency or other similar law, or we or AMB Property Corporation seek at any time to repudiate our obligations under the second amended and restated credit agreement or any related document.
     A copy of the credit agreement and the guaranty by AMB Property Corporation and AMB Property, L.P. are attached hereto as Exhibit 10.4 and 10.5, respectively, and are incorporated into this current report by reference.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
10.1	Credit Agreement, dated as of November 29, 2010, among AMB Property, L.P. as Borrower, the banks listed on the signature pages thereof, HSBC Bank USA, National Association, as administrative agent, Credit Agricole Corporate and Investment Bank, as syndication agent, and HSBC Securities, Inc. and Credit Agricole Corporate and Investment Bank, as joint lead arrangers and joint bookrunners, and Morgan Stanley Senior Funding, Inc. as documentation agent.

10.2	Guaranty of Payment, dated as of November 29, 2010, by AMB Property Corporation for the benefit of HSBC Bank USA, National Association, as administrative agent for the banks that are from time to time parties to the Credit Agreement, dated as of November 29, 2010.

10.3	Qualified Borrower Guaranty, dated as of November 29, 2010, by AMB Property, L.P. for the benefit of HSBC Bank USA, National Association, as administrative agent for the banks that are from time to time parties to Credit Agreement, dated as of November 29, 2010.

10.4	Second Amended and Restated Revolving Credit Agreement, dated as of December 1, 2010, among AMB Japan Finance Y.K., as initial borrower, AMB Property, L.P., as guarantor, AMB Property Corporation, as guarantor, the banks listed on the signature pages thereof, and Sumitomo Mitsui Banking Corporation, as administrative agent and sole lead arranger and bookrunner.

10.5	Guaranty of Payment, dated as of December 1, 2010, by AMB Property, L.P. and AMB Property Corporation, as guarantors, for the benefit of Sumitomo Mitsui Banking Corporation, as administrative agent and sole lead arranger and bookrunner, and for the banks that are from time to time parties to the Second Amended and Restated Revolving Credit Agreement, dated as of December 1, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation (Registrant)
Date: December 1, 2010	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property, L.P. (Registrant)
	By:	AMB Property Corporation,
Its general partner

Date: December 1, 2010	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description
10. 1	Credit Agreement, dated as of November 29, 2010, among AMB Property, L.P. as Borrower, the banks listed on the signature pages thereof, HSBC Bank USA, National Association, as administrative agent, Credit Agricole Corporate and Investment Bank, as syndication agent, and HSBC Securities, Inc. and Credit Agricole Corporate and Investment Bank, as joint lead arrangers and joint bookrunners, and Morgan Stanley Senior Funding, Inc. as documentation agent.

10.2	Guaranty of Payment, dated as of November 29, 2010, by AMB Property Corporation for the benefit of HSBC Bank USA, National Association, as administrative agent for the banks that are from time to time parties to the Credit Agreement, dated as of November 29, 2010.

10.3	Qualified Borrower Guaranty, dated as of November 29, 2010, by AMB Property, L.P. for the benefit of HSBC Bank USA, National Association, as administrative agent for the banks that are from time to time parties to Credit Agreement, dated as of November 29, 2010.

10.4	Second Amended and Restated Revolving Credit Agreement, dated as of December 1, 2010, among AMB Japan Finance Y.K., as initial borrower, AMB Property, L.P., as guarantor, AMB Property Corporation, as guarantor, the banks listed on the signature pages thereof, and Sumitomo Mitsui Banking Corporation, as administrative agent and sole lead arranger and bookrunner.

10.5	Guaranty of Payment, dated as of December 1, 2010, by AMB Property, L.P. and AMB Property Corporation, as guarantors, for the benefit of Sumitomo Mitsui Banking Corporation, as administrative agent and sole lead arranger and bookrunner, and for the banks that are from time to time parties to the Second Amended and Restated Revolving Credit Agreement, dated as of December 1, 2010.